UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2019

THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 JFK Parkway, Short Hills, NJ (Address of principal executive offices)		07078 (Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On January 17, 2019, The Dun & Bradstreet Corporation (the “Company”) issued a press release announcing that the United Kingdom Financial Conduct Authority (the “FCA”) provided notice in writing for the purposes of the Financial Services and Markets Act 2000 that it has approved the change in control of Dun & Bradstreet Limited applicable to the Company’s proposed merger transaction with an investor group led by CC Capital, Cannae Holdings, Bilcar, LLC, Black Knight, Inc. and funds affiliated with Thomas H. Lee Partners, L.P. (the “Investor Group”).  The receipt of FCA approval satisfies the last remaining condition to the commencement of the fifteen business day marketing period contemplated by the previously announced Agreement and Plan of Merger, dated as of August 8, 2018, by and among the Company, Star Parent, L.P. and Star Merger Sub, Inc., which contractual marketing period began on January 17, 2019 and will end on February 7, 2019, unless earlier waived.

The proposed merger transaction remains subject to certain other customary closing conditions and is expected to close no later than February 11, 2019, two business days after expiration of the marketing period. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “guidance,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will,” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed transaction; reliance on third parties to support critical components of the Company’s business model; the Company’s ability to protect its information technology infrastructure against cyber attack and unauthorized access; risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; customer demand for the Company’s products; risks associated with recent changes in the Company’s executive management team and Board of Directors; the integrity and security of the Company’s global databases and data centers; the Company’s ability to maintain the integrity of its brand and reputation; future laws or regulations with respect to the collection, compilation, storage, use, cross-border transfer, publication and/or sale of information and adverse publicity or litigation concerning the commercial use of such information; the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border, publish and/or sell data; the impact of the announcement of, or failure to complete, the proposed transaction on our relationships with employees, customers, suppliers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 9.01                                           Financial Statements and Exhibits.

(d)                   The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 17, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

	By:	/s/ Richard S. Mattessich
Vice President, Associate General
Counsel and Chief Compliance Officer

DATE: January 17, 2019

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